SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of the earliest event reported):  May 24, 2000
                                                            (April 20, 2000)



                          New York Bagel Enterprises, Inc
             (Exact name of Registrant as specified in its charter)

                                     0-21205
                             (Commission file number)


 Kansas                                                           73-1369185
(State or other jurisdiction                                (I.R.S. Employer
 of incorporation or organization)                       Identification No.)


                                115 East 8th Street
                            Stillwater, Oklahoma 74074
           (Address of principal executive offices, including zip code)


                                   405-624-3700
               (Registrant's telephone number, including area code)


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Item 5.  Other Events.

On May 15, 2000, New York Bagel Enterprises, Inc., filed the third monthly report with the United States Bankruptcy Court for the District of Kansas concerning the fiscal-month period ended April 26, 2000. The monthly report filed with the Bankruptcy Court is filed as an exhibit, with the exception that bank statements, check stubs, and other similar documents filed as part of the monthly report have been omitted. Information contained in the omitted documents has been either compiled or summarized and then incorporated into the exhibit.

New York Bagel Enterprises, Inc., sold its remaining seventeen operating restaurants and its trademark and franchise rights on May 12, 2000, to New World Coffee - Manhattan Bagel, Inc., for $875,000. The Company expects to deliver its remaining assets consisting of miscellaneous office equipment and restaurant equipment to its secured creditor and to complete its liquidation under Chapter 11 in the near future. It is anticipated that all liquidation funds will be used to satisfy priority tax claims and a portion of the secured debt and that no funds will be available for stockholders.

Item 5.  Other Events.

On April 20, 2000, Lots A' Bagels, Inc., a wholly-owned subsidiary of New
York Bagel Enterprises, Inc., filed for bankruptcy under Chapter 11, affording it protection from its creditors. Lots A' Bagels, Inc., intends a complete liquidation of the Company. New York Bagel Enterprises, Inc., anticipates that no funds will be available for distribution to the parent company.

On May 15, 2000, Lots A' Bagels, Inc., filed its first monthly report with the United States Bankruptcy Court for the District of Kansas concerning the fiscal-month period ended April 26, 2000. The monthly report filed with the Bankruptcy Court is filed as an exhibit, with the exception that bank statements, check stubs, and other similar documents filed as part of the monthly report have been omitted. Information contained in the omitted documents has been either compiled or summarized and then incorporated into the exhibit.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

99.1 Monthly Report for New York Bagel Enterprises, Inc., for the period ended April 26, 2000, in substantially the same form as filed on May 15, 2000, with the United States Bankruptcy Court for the District of Kansas.

99.2 Monthly Report for Lots A' Bagels, Inc., for the period ended April 26, 2000, in substantially the same form as filed on May 15, 2000, with the United States Bankruptcy Court for the District of Kansas.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   NEW YORK BAGEL ENTERPRISES, INC.

                                   /s/Richard Randall Webb
                                   __________________________________________
                                   Richard Randall Webb
                                   Chief Executive Officer


Dated:  May 24, 2000